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                                                                    EXHIBIT 99.2
                     FORM OF NOTICE OF GUARANTEED DELIVERY
                   (Not to be used for Signature Guarantees)

                               ELWOOD ENERGY LLC

                                 EXCHANGE OFFER
                               TO HOLDERS OF ITS
                      8.159% SENIOR SECURED BONDS DUE 2026
                         NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated _______________, 2002 (the "Prospectus") of Elwood Energy LLC (the "Issuer") under "The Exchange Offer-- Procedures for Tendering the Existing Bonds" and in the Letter of Transmittal for 8.159% Senior Secured Bonds due 2026 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Bonds (the "Senior Bonds") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or before the Expiration Date of the Exchange Offer. The form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

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             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT 5:00 P.M., NEW YORK CITY TIME,
                        ON                       , 2002
     -------------------------------------------------------------------

                            The Exchange Agent is:

                  Bank One Trust Company, National Association

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
     By Facsimile:   By Registered or Certified Mail:    By Hand/Overnight Delivery:
     (312) 407-8853    Bank One Trust Company, N.A.      Bank One Trust Company, N.A.
                             1 Bank One Plaza               One North State Street
                           Mail Suite IL1-0134                   9/th/ Floor
                       Chicago, Illinois 60670-0134        Chicago, Illinois 60602
                        Attention: Exchange Floor            Attention: Exchanges
                     Global Corporate Trust Services
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                             Confirm by telephone:
                                 (800) 524-9472


For Information Call: (800) 524-9472


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Senior Bonds set forth below under the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                   Sign Here

Principal Amount of Senior BondsTendered* ________________

Signature(s) _____________________________________________

             _____________________________________________


Please Print the Following Information:


Certificate Nos. (if available) ____________

Name(s) __________________________________________________

        __________________________________________________

Total Principal Amount Represented by Senior Bonds:

Certificate(s) _____________________

Address __________________________________________________

        __________________________________________________

Area Code and Tel. No(s). ________________________________

Account Number ___________________________________________

Dated: ________________________, 2002

_____________
*Must be in a minimum denomination of $100,000 and in multiples of $100.00 in excess of that amount.
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     The undersigned, an Eligible Institution within the meaning of Rule 17(A)
(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates under the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

__________________________________________________
Name of Firm


__________________________________________________
Authorized Signature

__________________________________________________
Number and Street or P.O. Box

__________________________________________________
City             State                   Zip Code

__________________________________________________
Area Code and Tel. No.

Dated: _____________________, 2002